                                                                    EXHIBIT 99.1



                           AGILENT TECHNOLOGIES, INC.
                  CONDENSED CONSOLIDATED STATEMENT OF EARNINGS
                     (In millions, except per share amounts)
                                   (UNAUDITED)


                                                                    Six Months Ended
                                                                         April 30,
                                                                 -----------------------      Percent
                                                                   2002           2001        Decrease
                                                                 --------       --------      --------
Orders                                                           $  3,062       $  3,869        (21%)

Net revenue                                                      $  2,883       $  4,971        (42%)

Costs and expenses:
  Cost of products and services                                     1,732          2,575        (33%)
  Research and development                                            587            653        (10%)
  Selling, general and administrative                               1,355          1,498        (10%)
                                                                 --------       --------
          Total costs & expenses                                    3,674          4,726        (22%)
                                                                 --------       --------

(Loss) earnings from operations before taxes                         (791)           245       (423%)

Other income (expense), net                                            41            277        (85%)
                                                                 --------       --------

(Loss) earnings from continuing operations before
  taxes                                                              (750)           522       (244%)

(Benefit) provision for taxes                                        (186)           259       (172%)
                                                                 --------       --------

Net (loss) earnings from continuing operations                       (564)           263       (314%)

Cumulative effect of adoption SFAS 133
  (net of tax benefit of $16 million)                                  --            (25)

Cumulative effect of adopting SAB 101
  (net of tax benefit of $24 million)                                  --            (47)

Earnings from discontinued operations, net of taxes                    --             11

Loss from sale of discontinued operations, net of taxes                (4)            --

                                                                 --------       --------
Net (loss) earnings                                              $   (568)      $    202       (381%)
                                                                 ========       ========

NET (LOSS) EARNINGS PER SHARE - BASIC:

Net (loss) earnings from continuing operations before
  cumulative effect of change in accounting principle            $  (1.21)      $   0.58
Cumulative effect of adoption SFAS 133                                 --          (0.06)
Cumulative effect of adoption SAB 101                                  --          (0.10)
Earnings from discontinued operations                                  --           0.02
Loss from sale of discontinued operations                           (0.01)            --
                                                                 --------       --------
                                                                 $  (1.22)      $   0.44
                                                                 ========       ========

NET (LOSS) EARNINGS PER SHARE - DILUTED:

Net (loss) earnings from continuing operations before
  cumulative effect of change in accounting principle            $  (1.21)      $   0.57
Cumulative effect of adoption SFAS 133                                 --          (0.05)
Cumulative effect of adoption SAB 101                                  --          (0.10)
Earnings from discontinued operations                                  --           0.02
Loss from sale of discontinued operations                           (0.01)            --
                                                                 --------       --------
                                                                 $  (1.22)      $   0.44
                                                                 ========       ========

Avg shares used in computing net (loss) earnings per share:

                   Basic                                              464            455
                   Diluted                                            464            464


Note: Amounts in the condensed consolidated financial statements for the six months ended April 30, 2001 have been reclassified to conform to the current period's presentation.

                           AGILENT TECHNOLOGIES, INC.
                  CONDENSED CONSOLIDATED STATEMENT OF EARNINGS
                     (In millions, except per share amounts)
                                   (UNAUDITED)


                                                                    Three Months Ended
                                                                         April 30,
                                                                 -----------------------     Percent
                                                                   2002           2001       Inc/(Dec)
                                                                 --------       --------     ---------
Orders                                                           $  1,597       $  1,397         14%

Net revenue                                                      $  1,457       $  2,406        (39%)

Costs and expenses:
  Cost of products and services                                       854          1,353        (37%)
  Research and development                                            289            331        (13%)
  Selling, general and administrative                                 663            771        (14%)
                                                                 --------       --------
          Total costs & expenses                                    1,806          2,455        (26%)
                                                                 --------       --------

Loss from operations before taxes                                    (349)           (49)      (612%)

Other income (expense), net                                            22            260        (92%)
                                                                 --------       --------

(Loss) earnings from continuing operations before
  taxes                                                              (327)           211       (255%)

(Benefit) provision for taxes                                         (80)           122       (166%)
                                                                 --------       --------

Net (loss) earnings from continuing operations                       (247)            89       (378%)

Earnings from discontinued operations, net of taxes                    --             13

Loss from sale of discontinued operations, net of taxes                (6)            --

                                                                 --------       --------
Net (loss) earnings                                              $   (253)      $    102       (348%)
                                                                 ========       ========

NET (LOSS) EARNINGS PER SHARE - BASIC:

Net (loss) earnings from continuing operations before
  discontinued operations                                        $  (0.54)      $   0.19
Earnings from discontinued operations                            $     --           0.03
Loss from sale of discontinued operations                        $  (0.01)            --
                                                                 --------       --------
                                                                 $  (0.55)      $   0.22
                                                                 ========       ========

NET (LOSS) EARNINGS PER SHARE - DILUTED:

Net (loss) earnings from continuing operations before
  discontinued operations                                        $  (0.54)      $   0.19
Earnings from discontinued operations                                  --           0.03
Loss from sale of discontinued operations                           (0.01)            --
                                                                 --------       --------
                                                                 $  (0.55)      $   0.22
                                                                 ========       ========

Avg shares used in computing net (loss) earnings per share:

                   Basic                                              464            456
                   Diluted                                            464            461


Note: Amounts in the condensed consolidated financial statements for the three months ended April 30, 2001 have been reclassified to conform to the current period's presentation.

                           AGILENT TECHNOLOGIES, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEET
                                   (UNAUDITED)
                (In millions, except par value and share amounts)


                                                                           April 30,     October 31,
                                                                             2002           2001
                                                                           ---------     -----------
ASSETS
Current assets:
  Cash and cash equivalents                                                $  2,235       $  1,170
  Accounts receivable, net                                                      902            977
  Inventory                                                                   1,307          1,491
  Net investment in lease receivable                                             13            237
  Other current assets                                                          803            924
                                                                           --------       --------
    Total current assets                                                      5,260          4,799

Property, plant and equipment, net                                            1,728          1,848
Goodwill and other intangible assets, net                                       863          1,070
Other assets                                                                    387            269
                                                                           --------       --------
    Total assets                                                           $  8,238       $  7,986
                                                                           ========       ========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Accounts payable                                                         $    347       $    392
  Employee compensation and benefits                                            522            576
  Deferred revenue                                                              283            279
  Accrued taxes and other accrued liabilities                                   457            755
                                                                           --------       --------
    Total current liabilities                                                 1,609          2,002
                                                                           --------       --------

Senior convertible debentures                                                 1,150             --
Other liabilities                                                               351            325

Commitments and contingencies

Stockholders' equity:
  Preferred stock; $0.01 par value; 125 million
    shares authorized; none issued and outstanding
  Common stock; $0.01 par value; 2 billion
    shares authorized; 464 million shares at April 30, 2002
    and 461 million shares at October 31, 2001 issued and outstanding             5              5
  Additional paid-in capital                                                  4,803          4,723
  Retained earnings                                                             363            931
  Accumulated comprehensive loss                                                (43)            --
                                                                           --------       --------
    Total stockholders' equity                                                5,128          5,659
                                                                           --------       --------
      Total liabilities and stockholders' equity                           $  8,238       $  7,986
                                                                           ========       ========

                           AGILENT TECHNOLOGIES, INC.
                 CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
                                   (UNAUDITED)
                                  (In millions)

                                                                                 Six months    Three months
                                                                                   ended          ended
                                                                                  April 30,      April 30,
                                                                                    2002           2002
                                                                                 ----------    ------------
Cash flows from operating activities:
      Net loss from continuing operations                                             (564)          (247)
Adjustments to reconcile net loss to net cash used in operating activities:
      Depreciation and amortization                                                    368            169
      Inventory related charges                                                         22             12
      Deferred taxes                                                                    25            (24)
      Asset impairment charges                                                          12             (4)
      Net gain on divestitures and sales of assets                                     (12)            (7)
      Changes in assets and liabilities:
          Accounts receivable                                                           66            (96)
          Inventory                                                                    162             71
          Accounts payable                                                             (57)             8
          US Pension contribution                                                      (76)           (76)
          Accrued compensation and benefits                                             23             65
          Income taxes payable                                                        (269)           (74)
          Other current assets and liabilities                                          51             73
          Other long term assets and liabilities                                       (13)            12
                                                                                  --------       --------
Net cash used in operating activities *:                                              (262)          (118)
                                                                                  --------       --------

Cash flows from investing activities:
      Investments in property, plant and equipment                                    (155)           (86)
      Proceeds from net investment in lease receivable                                 237            237
      Purchase of equity investments                                                    (3)            --
      Proceeds from dispositions                                                        26              7
                                                                                  --------       --------
Net cash provided by investing activities:                                             105            158
                                                                                  --------       --------

Cash flows from financing activities:
      Issuance of long-term debt, net of issuance costs                              1,123             --
      Issuance of common stock under employee stock plans                               72             10
      Net proceeds from notes payable and short-term borrowings                          4              1
                                                                                  --------       --------
Net cash provided by financing activities:                                           1,199             11
                                                                                  --------       --------

Net cash provided by (used in) discontinued operations                                  23             (4)

                                                                                  --------       --------
Change in cash and cash equivalents                                                  1,065             47
                                                                                  --------       --------

Cash and cash equivalents at beginning of period                                     1,170          2,188

                                                                                  --------       --------
Cash and cash equivalents at end of period                                           2,235          2,235
                                                                                  ========       ========

      *    Cash payments for restructuring included in operating activities:           144             55

                           AGILENT TECHNOLOGIES, INC.
                ORDERS AND NET REVENUE FROM CONTINUING OPERATIONS
                               BY BUSINESS SEGMENT
                                   (UNAUDITED)

(In millions, except percent changes)

For the three months ended April 30                                  Yr vs. Yr      Sequential
                                           2002          2001        % change        % change
                                         --------      --------      ---------      ----------
ORDERS

Test and measurement                     $    836      $    932           (10%)             0%

Semiconductor products                        476           200           138%             38%

Life sciences and chemical analysis           285           265             8%             (1%)

                                         --------      --------      --------        --------
                  Total                  $  1,597      $  1,397            14%              9%
                                         ========      ========      ========        ========

NET REVENUE

Test and measurement                     $    814      $  1,661           (51%)            (1%)

Semiconductor products                        371           455           (18%)            13%

Life sciences and chemical analysis           272           290            (6%)            (2%)

                                         --------      --------      --------        --------
                  Total                  $  1,457      $  2,406           (39%)             2%
                                         ========      ========      ========        ========


In general, recorded orders represent firm purchase commitments from our customers with established terms and conditions for products and services that will be delivered within six months.

                           AGILENT TECHNOLOGIES, INC.
                ORDERS AND NET REVENUE FROM CONTINUING OPERATIONS
                               BY BUSINESS SEGMENT
                                   (UNAUDITED)

(In millions, except percent changes)

For the six months ended April 30                                    Yr vs.Yr
                                           2002          2001        % change
                                         --------      --------      --------
ORDERS

Test and measurement                     $  1,668      $  2,552           (35%)

Semiconductor products                        822           753             9%

Life sciences and chemical analysis           572           564             1%

                                         --------      --------      --------
            Total                        $  3,062      $  3,869           (21%)
                                         ========      ========      ========

NET REVENUE

Test and measurement                     $  1,636      $  3,366           (51%)

Semiconductor products                        698         1,047           (33%)

Life sciences and chemical analysis           549           558            (2%)

                                         --------      --------      --------
            Total                        $  2,883      $  4,971           (42%)
                                         ========      ========      ========


In general, recorded orders represent firm purchase commitments from our customers with established terms and conditions for products and services that will be delivered within six months.